UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2004

Huntsman International Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-88057 (Commission File Number)	87-0630359 (IRS Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah (Address of principal executive offices)	84108 (Zip Code)

Registrant’s telephone number, including area code: (801) 584-5700

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On December 21, 2004, Huntsman International Holdings LLC (the “Company”), as Guarantor, together with Huntsman International LLC (“Huntsman International”), as Borrower, entered into a First Amendment to Amended and Restated Credit Agreement (the “Amendment”) with Deutsche Bank Trust Company Americas, as Administrative Agent, and the financial institutions party thereto, as Lenders.

Huntsman International’s existing credit facilities consist of a revolving loan facility of up to $375 million maturing September 30, 2008 and a term loan B facility, which consists of a $1,305 million term portion and a €50 million term portion, maturing December 31, 2010, which may be accelerated to December 31, 2008 under certain circumstances. Among other things, the Amendment reduced the applicable base (prime) rate margin for term loan B dollar loans from a range of 1.75% to 2.00% to a range of 1.00% to 1.25% and reduced the applicable Eurocurrency (LIBOR) rate margin for term loan B dollar loans from a range of 3.00% to 3.25% to a range of 2.25% to 2.50%.

Deutsche Bank Trust Company Americas also serves as administrative agent for the senior secured credit facilities of the Company’s affiliate Huntsman LLC (the “HLLC Credit Facilities”), and an affiliate of Deutsche Bank Trust Company Americas serves as administrative agent for the senior secured credit facilities of the Company’s affiliate Huntsman Advanced Materials LLC (the “AdMat Credit Facilities”). In addition, some of the financial institutions party to the Amendment may be parties to the HLLC Credit Facilities and the AdMat Credit Facilities.

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 10.1

First Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2004, among Huntsman International LLC, Huntsman International Holdings LLC and the various agents and lending institutions party thereto (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Huntsman International LLC filed December 23, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL HOLDINGS LLC

/s/ Sean Douglas
SEAN DOUGLAS
Vice President and Treasurer

Dated:  December 23, 2004

INDEX TO EXHIBITS

Exhibit Number	Description

10.1

First Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2004, among Huntsman International LLC, Huntsman International Holdings LLC and the various agents and lending institutions party thereto (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Huntsman International LLC filed December 23, 2004)